                                                                    Exhibit 23.1


                               CONSENT OF COUNSEL


We hereby consent to the incorporation by reference in this Annual Report on Form 10-KSB of our opinion which was previously filed as an exhibit to the Registrant's registration statement on Form SB-2, as amended, originally filed on September 22, 2000.


/s/ Blanchard, Krasner & French, APC

San Diego, California
March 29, 2004